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                                                                      EXHIBIT 24
                             FIRSTMERIT CORPORATION

                            LIMITED POWER OF ATTORNEY
                         1999 ANNUAL REPORT ON FORM 10-K


         The undersigned directors and officers of FirstMerit Corporation (the "Company") hereby constitute and appoint Terry E. Patton, Terrence E. Bichsel and/or Kevin C. O'Neil, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1934 an Annual Report on Form 10-K for the year 1999, and any and all amendments (on Form 10-K/A) and exhibits to the foregoing and any and all other documents to be filed with the Securities and Exchange Commission or National Association of Securities Dealers pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Effective the 17th day of February, 2000, unless otherwise indicated
below.
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
 /s/ JOHN R. COCHRAN                                            /s/ TERRENCE E. BICHSEL
--------------------------------------------                  ----------------------------------------------------
John R. Cochran                                               Terrence E. Bichsel
Director, Chairman and Chief Executive Officer                Executive Vice President, Finance and Administration
                                                              (Chief Financial Officer and Chief Accounting Officer)

 /s/ KAREN S. BELDEN                                           /s/ R. CARY BLAIR
--------------------------------------------                  ----------------------------------------------------
Karen S. Belden, Director                                     R. Cary Blair, Director

                                                               /s/ SID A. BOSTIC
--------------------------------------------                  -----------------------------------------------------
John C. Blickle, Director                                     Sid A. Bostic, Director

 /s/ ROBERT W. BRIGGS                                          /s/ RICHARD COLELLA
--------------------------------------------                  -----------------------------------------------------
Robert W. Briggs, Director                                    Richard Colella, Director

 /s/ GARY G. CLARK                                              /s/ TERRY L. HAINES
--------------------------------------------                  -----------------------------------------------------
 Gary G. Clark, Director                                      Terry L. Haines, Director

 /s/ CLIFFORD J. ISROFF                                        /s/ PHILIP A. LLOYD
--------------------------------------------                  -----------------------------------------------------
Clifford J. Isroff, Director                                  Philip A. Lloyd, II, Director

 /s/ ROBERT G. MERZWEILER                                      /s/ CHARLES F. VALENTINE
--------------------------------------------                  -----------------------------------------------------
Robert G. Merzweiler, Director                                Charles F. Valentine, Director

 /s/ ROGER T. READ                                             /s/ JUSTIN T. ROGERS
--------------------------------------------                  -----------------------------------------------------
Roger T. Read, Director                                       Justin T. Rogers, Director

 /s/ RICHARD N. SEAMAN                                         /s/ JERRY M. WOLF
--------------------------------------------                  -----------------------------------------------------
Richard N. Seaman, Director                                   Jerry M. Wolf, Director

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